October 28, 2019 TCF Financial Corporation 3Q19 Earnings Presentation

Cautionary Statements for the Purposes of Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. This presentation also contains forward-looking statements regarding TCF’s outlook or expectations with respect to the merger and integration with Chemical Financial Corporation (“Chemical”). Examples of forward-looking statements include, but are not limited to, statements regarding outlook and expectations with respect to strategic and financial benefits of the merger, including the expected impact of the transaction on TCF’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the expected costs to be incurred in connection with the merger, and operational aspects of post-merger integration. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" or otherwise disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual Report on Form 10-K, the factors discussed below, and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive: deterioration in general economic, political and banking industry conditions; cyber-security breaches, hacking, denial of service, security breaches, loss or theft of information, or other cyber-attacks that disrupt TCF’s business operations or damage its reputation; fluctuation in interest rates that result in decreases in the value of assets or a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; lack of access to liquidity; inability to grow deposits, increase earnings and revenue, manage operating expenses, or pay and receive dividends; adverse effects related to competition from traditional competitors, non-bank providers of financial services and new technologies; soundness of other financial institutions and other counterparty risk, including the risk of default, operational disruptions, security breaches, or diminished availability of counterparties who satisfy our credit quality requirements; adverse developments affecting TCF's branches, including supermarket branches; risks related to developing new products, markets or lines of business; adverse changes in monetary, fiscal or tax policies; heightened consumer protection, supervisory or regulatory practices or requirements; deficiencies in TCF's compliance programs or risk mitigation frameworks; the effect of any negative publicity or reputational damage; technological or operational difficulties; failure to keep pace with technological change, including with respect to customer demands or system upgrades; risks related to TCF's loan sales activity; dependence on accurate and complete information from customers and counterparties; the failure to attract and retain key employees; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; changes in accounting standards or interpretations of existing standards; adverse federal, state or foreign tax assessments; litigation or government enforcement actions; ineffective internal controls; and the effects of man-made and natural disasters, any of which may negatively affect our operations and/or our customers. 2

Use of Non-GAAP Financial Measures Management uses the adjusted diluted earnings per common share, adjusted ROAA, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, tangible book value per common share and tangible common equity to tangible assets internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non- GAAP) provide meaningful information to investors that will permit them to assess the Corporation's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Corporation in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses and non-core items management believes it is useful to investors in understanding TCF's business and operating results. These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders. 3

Third Quarter Themes

TCF's financial results for any periods ended prior to August 1, 2019 reflect Legacy TCF financial results only on a standalone basis. In addition, TCF's reported financial results for the third quarter of 2019 reflect Legacy TCF financial results only for the month of July and the post-merger combined TCF financial results for August and September. As a result of these two factors, TCF's financial results for the third quarter of 2019 may not be directly comparable to prior reported periods.

	Diluted EPS	Efficiency Ratio	ROACE	ROATCE[2]	Loan Growth YoY[1]	Deposit Growth YoY[1]
	$0.15 Reported	91.3% Reported	1.8% Reported	2.7% Reported	0.9% Reported	4.0%
Strong Adjusted Business Results	$0.98 Adjusted[2]	58.7% Adjusted[2]	11.2% Adjusted[2]	15.0% Adjusted[2]	8.3% Excluding Legacy TCF Auto Finance Portfolio[3]	

MOE Closing / Balance Sheet Repositioning

- Closed merger of equals between Legacy TCF and Chemical on August 1, 2019
- Developed consolidated and comprehensive set of internal policies
- Repositioned assets to lower the risk profile, reduce asset sensitivity and enhance capital efficiency and liquidity
  - Sold **$1.6B** of securities
  - Terminated **$1.1B** of interest rate swaps
  - Transferred Legacy TCF auto finance portfolio to held-for-sale (**$1.2B** at September 30, 2019)

Executing on Synergies

- Finalized comprehensive plan and began implementation of initiatives to drive **$180M** of annualized cost savings
- Executed on **$4M** of cost savings in 3Q19 (=$16M annualized; $75M of cost savings expected to be implemented by 3Q20)
- Developing roadmaps for business synergy opportunities

Strong Capital Position Provides Optionality

10.9%	~10%	$150M
CET1 Ratio	Near-term CET1 Ratio Target	Share repurchase authorization announced

[1] Based on combined historical TCF and Chemical reported financials
[2] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
[3] Denotes a non-GAAP financial measure; See reconciliation on Slide 8 "Loan and Lease Portfolio with Strong Mix of Complementary Products"

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Merger of Equals Integration Remains on Track TCF Financial Corporation and Chemical Financial Corporation closed merger-of-equals (MOE) on August 1, 2019 creating a $46 billion1 premier Midwest commercial bank Recent MOE Actions • Announced board of directors and implemented governance and committee structures • Developed consolidated internal policies including credit underwriting, risk appetite statement, BSA policies and concentration limits • Began cultural integration activities including town halls and other employee-focused activities • Named over 90% of functional leadership roles • Prepared for first wave of system conversions • Selected and finalized contract for the core banking platform Upcoming Priorities • Optimized the balance sheet through the completion of several repositioning actions • Implement a combined benefits plan effective as of • Continued to serve customer base with limited disruption January 1, 2020 with reduced cost • Initiated termination of legacy pension plans • Consolidation onto a single mortgage lending platform • Various waves of system roll-outs prior to final Other Business Actions systems conversion in 3Q20 • Implemented branch rationalization initiatives • Continuation of staffing optimizations ◦ Announced closing of 4 out-of-market branches in Indiana • Launch business synergy initiatives and Ohio (3Q19) ◦ Announced closing of 17 in-store branches in Minnesota and Illinois as part of ongoing branch profitability analysis (4Q19) 5 1 As of September 30, 2019

Impact of Purchase Accounting Actual purchase accounting marks were lower than expected at transaction announcement Notable Purchase Accounting Updates Accretion and Amortization (3Q19) ($ millions) Estimate at Actual Announcement1 $28 • 1.18% of gross loans at 1 $189M $183M announcement compared $(4) to 1.15% of actual gross $24 Credit Mark Credit Mark Chemical loans acquired $200M $66M • Driven by lower interest rate environment at closing Interest Rate Mark Interest Rate Mark • Amortized over 10 years $168M $178M utilizing sum-of-the-years- Core Deposit Core Deposit digits methodology Purchase CDI Net Intangible (CDI) Intangible (CDI) Accounting Amortization Accretion • Lower purchase Expect purchase accounting accretion 10.0% 10.9% accounting marks result in in the low $20M range in 4Q192 CET1 Ratio CET1 Ratio higher capital level at close compared to $28M in 3Q19 1 As of merger announcement on January 28, 2019 6 2 Excluding payoffs and prepayments

Repositioned Balance Sheet to Reduce Risk and Increase Liquidity Repositioned assets during the quarter to lower the risk profile, reduce asset sensitivity and enhance capital efficiency and liquidity • Sold $1.6B of certain investment securities with $1.3B remaining to be reinvested as of Sale of September 30, 2019 Securities • Sold securities with weighted average yield of 2.4% • Securities sales reduce interest rate risk and enhance capital efficiency and liquidity • Terminated $1.1B of interest rate swaps Termination of Interest Rate • Pre-tax expense of $17.3M (included in other noninterest income) Swaps • Termination reduces asset sensitivity by an estimated 60 basis points in the down 100 basis point rate shock scenario Legacy TCF Auto Finance • Transferred Legacy TCF auto finance portfolio to held-for-sale ($1.2B at September 30, 2019) Portfolio • Pre-tax loss of $19.3M (included in net (loss) gain on sales of loans and leases) Transferred to Held-for-Sale 7

Loan and Lease Portfolio with Strong Mix of Complementary Products HFI Loans and Leases ($ billions) Loan and Lease Portfolio Mix (3Q19) Loans and Leases (ex. Legacy TCF Auto) Consumer installment Legacy TCF Auto 5% Consumer Commercial $33.2 $33.5 34% 66% Home equity $2.3 11% C&I 32% $30.9 Residential mortgage 18% $34B 3Q18 3Q19 Lease financing TCF/Chemical 8% CRE Combined1 26% Balances 8.3% YoY (ex. Legacy $30.9 $33.5 2 TCF Auto) Growth YoY Growth Drivers ($ billions) YoY Change TCF/Chemical % 3 3Q19 Combined1 Growth 5.62% 3Q19 Yield on Commercial and industrial $ 10.8 $ 1.1 11.3 % Total Loans and Leases Commercial real estate 8.9 0.8 9.5 Lease financing 2.6 0.1 5.7 Consumer (ex. Legacy TCF Auto) 11.2 0.6 5.3 1 Combined TCF and Chemical reported financials 2 Total period-end loans and leases of $33.5B, up $0.3B or 0.9% YoY 8 3 Annualized and presented on a fully tax-equivalent basis

Strong Deposit Growth Across a Well-diversified Portfolio Deposit Growth ($ billions) A Preferred Deposit Composition (3Q19) YoY Deposit Growth of 4% / non-CD growth of 7% CDs Noninterest- Bearing $8B Checking 24% 23% $8B $33.9 $35.0 $35.3 $9.0 $8.4 $8.7 CDs $35B Non-CDs Money Market 12% 18% Interest- $4B Bearing $25.2 $26.0 $26.9 Checking 23% $6B Savings 3Q18 2Q19 3Q19 $8B TCF/Chemical Combined1 Strong YoY Deposit Growth Commercial Deposits 38% Consumer Deposits $13B $35B $22B • $1.7B of combined non-CD growth YoY 62% • Short duration CD portfolio with 60% maturing over the next six months with an average rate of 2.13% 3Q19 Cost of Deposits: 0.94%2 down 1 basis point from 2Q19 TCF/Chemical combined deposit costs 9 1 Combined TCF and Chemical reported financials 2 Annualized

Repositioning the Investment Securities Portfolio Investment Securities Repositioning ($ billions) Improving Investment Securities Mix (3Q19) Legacy Chemical 2Q19 Combined1 3Q19 Actual Legacy TCF $7.2 Other Other 9% $5.8 $5.7 Obligations of 12% states and Obligations of political $3.9 states and political subdivisions subdivisions $3.3 16% Agency 14% $7B Agency $6B Agency MBS MBS 48% CMOs Agency 8% 66% $3.3 CMOs $2.5 27% 3Q18 2Q19 3Q19 TCF/Chemical Combined1 Sold $1.6B of Investment Securities in 3Q19 Investment Securities Portfolio Attributes (3Q19) with $1.3B Remaining to be Reinvested 2.81%2 2.63%2 3.4 Years 13% • Reduces interest rate and credit risk 3Q19 yield on average tax- duration at of total investment equivalent yield on September 30, 2019 assets • Enhances capital efficiency and liquidity securities investment securities purchased in 3Q19 • Sold securities with weighted average yield of 2.4% High quality fixed-rate assets (95% are AA and AAA rated) 10 1 Combined TCF and Chemical reported financials 2 Annualized and presented on a fully tax-equivalent basis

Net Interest Income and Net Interest Margin Impacted by Purchase Accounting Accretion Net Interest Income ($ millions) Net Interest Margin1 Legacy Chemical Purchase Accounting Accretion Purchase Accounting Accretion Legacy TCF $409 $415 4.14% 4.10% $11 $11 3.92% $371 0.11% 0.31% 0.40% $28 Expect purchase $154 accounting $149 accretion in the low $20M range in 4Q192 3.83% 3 3 $343 $143 3.81% 3.70% $249 $250 $15 $128 3Q18 2Q19 3Q19 Sept. 2019 2Q19 3Q19 Sept. 2019 TCF/Chemical Combined 4 Month Actual TCF/Chemical Month Actual 4 1 2 Combined 1 2 1 3Q19 = Stub Period Cost of Deposits Stabilizing • Reflects Legacy TCF July NII + NewTCF August/September NII 0.90% 0.95% 0.94% 0.79% 2 September 2019 Month Actual 0.65% • Provides a starting point for modeling NII and NIM going forward 3Q18 4Q18 1Q19 2Q19 3Q19 4 1 Annualized and presented on a fully tax-equivalent basis TCF/Chemical Combined 2 Excludes payoffs and prepayments 3 11 Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides 4 Combined TCF and Chemical reported financials

A More Diverse Noninterest Income Mix Noninterest Income ($ millions) Adjusted Noninterest Income Mix (3Q19) 1 Legacy Chemical Non-core Items (excludes non-core items) Legacy TCF Servicing fee 4Q19 Target: revenue, 4% in-line with prior Other $150 $148 combined periods 7% $129 $38 Fees and service $38 Net gains on charges on deposit 1 sales of loan accounts, 27% $35 10% $129M $112 $110 $94 Card and ATM revenue, 18% Leasing revenue 3Q18 2Q19 3Q19 Wealth 31% TCF/Chemical Combined 2 management 1 3% 3Q19 Non-core Items (noninterest income) 1 3Q19 = Stub Period Pre-tax • Reflects Legacy TCF July noninterest income + Impact ($M) NewTCF August/September NII Loss on transfer of Legacy TCF auto finance portfolio to HFS $ (19.3) Sale of certain investment securities 5.9 • 3Q19 noninterest income of $129M excluding Termination of interest rate swaps (17.3) non-core items Loan servicing rights impairment (4.5) Total non-core items $ (35.2) 12 1 Noninterest income non-core items reflect a loss of $35.2M in 3Q19 2 Combined TCF and Chemical reported financials

Managing Operating Expenses to Deliver on Cost Synergies

Merger-related cost synergies of $180M over the next 5 quarters is a unique catalyst in the current operating environment and will drive toward a targeted efficiency ratio below peer median

Implied 4Q20 NIE Target at MOE Announcement ($ millions)

Expect to drive NIE below implied 4Q20 target of $321M



Legacy Chemical
Legacy TCF
$366
$110
$256
$(45)
$321
4Q20 NIE Consensus (at MOE announcement)
Less Cost Savings Estimate
4Q20 NIE Implied Consensus Target

Noninterest Expense ($ millions)



Merger-related expenses
Non-core items
$348
$7
$341
$425
$6
$111
$308
2Q19
TCF/Chemical Combined[1]
3Q19
1

1 3Q19 = Stub Period

- Reflects Legacy TCF July NIE + NewTCF August/September NIE

Cost Savings Timing Expectations

- **$75M** of annualized cost savings by 3Q20
- Full **$180M** run-rate thereafter



$45
$4
3Q19A
4Q19
1Q20
2Q20
3Q20
4Q20
Cost savings achieved to-date
9%
$4M

$45mm in 4Q20 = $180mm annualized

Driving Toward Below Peer Median Efficiency

Post-Cost Savings Adjusted Efficiency Ratio Target[4]: Below Peer Median



91.3%
58.7%
57.0%
3Q19
3Q19 Adjusted 2
2Q19 Peer Median 3

[1] Combined Legacy TCF and Chemical reported financials
[2] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
[3] Source: S&P Global Market Intelligence; TCF Peer Group includes KEY, RF, MTB, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, WTFC, ASB, BKU, VLY and IBKC
[4] Adjusted efficiency ratio is a non-GAAP financial measure. A reconciliation of the adjusted efficiency ratio target to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however it is expected to be consistent with the historical non-GAAP reconciliation included in the appendix

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Credit Quality Net Charge-offs (3Q19) Nonaccrual Loans and Leases (3Q19) $29M 0.39%1 $182M 0.54% Net as a percentage of Nonaccrual loans as a percentage of total Charge-offs average loans and leases and leases loans and leases Provision (3Q19) Allowance for Loan and Lease Losses (3Q19) $27M $121M 0.36% Provision for Credit Losses Allowance for loan as a percentage of and lease losses total loans and leases Over 90-Day Delinquencies (3Q19)2 0.09% $297M 0.89% as a percentage of ALLL + credit as a percentage of total loans and leases discount on total loans and leases acquired loans 1 Annualized 14 2 Excludes nonaccrual loans and leases

Strong Capital Position

$150M share repurchase authorization approved by the board of directors

CET1 Ratio
(3Q19)

10.9%

CET1 Ratio
(Near-term Target)

~10.0%

ROATCE
(Post-Cost Savings Target)[1]

Top-Quartile[2]

Capital Priorities

Organic Growth

Ample opportunities for growth given complementary business platforms and adjacent markets

Dividends

Dividend payout ratio target of **30% - 40%**

Share Repurchases

Evaluate share repurchases based on excess capital after organic growth and dividends

Corporate Development

Remain disciplined for opportunities including whole banks, lending or deposit platforms, or portfolios

[1] ROATCE is a non-GAAP financial measure. A reconciliation of the ROATCE target to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however it is expected to be consistent with the historical non-GAAP reconciliation included in the appendix

[2] Compared to TCF's Peer Group including KEY, RF, MTB, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, WTFC, ASB, BKU, VLY and IBKC

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Appendix

Impact of 3Q19 Merger-related Expenses and Non-core Items

(Dollars in thousands, except per share data)	3Q19 Reported	Merger-related Items	Non-core Items	3Q19 Adjusted[1]
Net interest income	$ 371,793	$ —	$ —	$ 371,793
Provision for credit losses	27,188	—	—	27,188
Noninterest income:				
Fees and service charges on deposits	34,384	—	—	34,384
Leasing revenue	39,590	—	—	39,590
Wealth management revenue	4,241	—	—	4,241
Card and ATM revenue	23,315	—	—	23,315
Net (loss) gain on sales of loans and leases	(5,984)	—	(19,264) (2)	13,280
Servicing fee income	5,121	—	—	5,121
Net gains on investment securities	5,900	—	5,869 (3)	31
Other	(12,309)	—	(21,822) (4)	9,513
Total noninterest income	94,258	—	(35,217)	129,475
Noninterest expense	425,620	(111,259)	(5,890) (5)	308,471
Income before income tax expense	13,243	(111,259)	(41,107)	165,609
Income tax benefit	(11,735)	28,397	17,816 (6)	34,478
Income after income tax expense	24,978	(82,862)	(23,291)	131,131
Income attributable to non-controlling interest	2,830	—	—	2,830
Net income attributable to TCF	22,148	(82,862)	(23,291)	128,301
Preferred stock dividends	2,494	—	—	2,494
Net income available to common shareholders	**$ 19,654**	**$ (82,862)**	**$ (23,291)**	**$ 125,807**
Diluted earnings per share	$ 0.15	$ (0.64)	$ (0.19)	0.98
Average diluted common shares outstanding	128,754,588	—	—	128,754,588
Return on average assets	0.26 %			1.34 %
Return on average common equity	1.75 %			11.21 %
Return on average tangible common equity[2]	2.68 %			14.96 %
Efficiency ratio(7)	91.32 %			58.74 %

1 Denotes a non-GAAP financial measure; see Appendix for "Reconciliation of GAAP to Non-GAAP Financial Measures" slides
2 Includes loss on transfer of Legacy TCF auto finance portfolio to held-for-sale
3 Includes gain on sale of certain investment securities
4 Includes loan servicing rights impairment ($4.5M) and termination expense related to interest rate swaps ($17.3M)
5 Includes write-down of company-owned vacant land parcels in other noninterest expense
6 Includes a tax basis benefit adjustment ($8.0M) and benefit related to repricing of net deferred tax position ($5.7M). The remainder is based on TCF's normal tax rate on pretax non-core expense items $41.1M.
7 Adjusted efficiency ratio also excludes lease financing equipment depreciation, other intangible amortization and net interest income FTE adjustment.

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Non-GAAP Reconciliation Computation of adjusted diluted earnings per common share: Quarter Ending Sep. 30, (Dollars in thousands, except per share data) 2019 Net income available to common shareholders $ 19,654 Less: Earnings allocated to participating securities — Earnings allocated to common stock (a) 19,654 Plus: Merger-related expenses 111,259 Non-core items: Plus: Loss on transfer of legacy TCF auto loans to held-for-sale 19,264 Plus: Termination of interest rate swaps 17,302 Less: Gain on sales of certain investment securities (5,869) Plus: Write-down of company-owned vacant land parcels 5,890 Plus: Loan servicing rights impairment 4,520 Total non-core items 41,107 Less: Related income tax expense, net of benefits 46,213 Total adjustments, net of tax 106,153 Adjusted earnings allocated to common stock (b) $ 125,807 Weighted-average common shares outstanding used in diluted earnings per common share calculation (c) 128,754,588 Diluted earnings per common share (a) / (c) $ 0.15 Adjusted diluted earnings per common share (b) / (c) 0.98 18

Non-GAAP Reconciliation Computation of adjusted net interest income and margin: Quarter Ending Sep. 30, (Dollars in thousands, except per share data) 2019 Net interest income $ 371,793 Purchase accounting accretion and amortization 28,411 Net interest income, excluding purchase accounting accretion and amortization $ 343,382 Net interest margin (FTE) 4.14 % Purchase accounting accretion and amortization 0.31 Net interest margin, excluding purchase accounting accretion and amortization (FTE) 3.83 % Computation of adjusted net interest income and margin: Month Ending Sep. 30, (Dollars in thousands, except per share data) 2019 Net interest income $ 142,216 Adjustments for taxable equivalent interest 960 Net interest income (FTE) 143,176 Less: Purchase accounting accretion and amortization 14,300 Net interest income (FTE), excluding purchase accounting accretion and amortization $ 157,476 Average interest-earning assets $ 42,030,630 Net interest margin (FTE) 4.10 % Purchase accounting accretion and amortization 0.40 Net interest margin, excluding purchase accounting accretion and amortization (FTE) 3.70% 19

Non-GAAP Reconciliation Computation of adjusted return on average assets, common equity, average tangible common equity and average tangible common Quarter Ending equity: Sep. 30, (Dollars in thousands, except per share data) 2019 Adjsuted net income after tax expense: Income after tax expense (a) $ 24,978 Plus: Merger-related expenses 111,259 Plus: Non-core items 41,107 Less: Related income tax expense, net of tax benefits 46,213 Adjusted net income after tax expense for ROAA calculation (b) $ 131,131 Net income available to common shareholders (c) $ 19,654 Plus: Other intangibles amortization 4,544 Less: Related income tax expense 1,085 Net income available to common shareholders used in ROATCE calculation (d) $ 23,113 Adjusted net income available to common shareholders: Net income available to common shareholders $ 19,654 Plus: Merger-related expenses 111,259 Plus: Non-core items 41,107 Less: Related income tax expense, net of tax benefits 46,213 Net income available to common shareholders used in adjusted ROAA and ROACE calculation (e) 125,807 Plus: Other intangibles amortization 4,544 Less: Related income tax expense 1,085 Net income available to common shareholders used in adjusted ROATCE calculation (f) $ 129,266 Average balances: Average assets (g) $ 39,094,366 Total equity 4,683,129 Less: Non-controlling interest in subsidiaries 25,516 Total TCF Financial Corporation shareholders' equity 4,657,613 Less: Preferred stock 169,302 Average total common shareholders' equity used in ROACE calculation (h) 4,488,311 Less: Goodwill, net 890,155 Less: Other intangibles, net 142,925 Average tangible common shareholders' equity used in ROATCE calculation (i) $ 3,455,231 ROAA (a) / (g) 0.26 % Adjusted ROAA (b) / (g) 1.34 ROACE (c) / (h) 1.75 Adjusted ROACE (e) / (h) 11.21 ROATCE (d) / (i) 2.68 Adjusted ROATCE (f) / (i) 14.96 20

Non-GAAP Reconciliation Computation of adjusted efficiency ratio, core noninterest income and core noninterest expense: Quarter Ending Sep. 30, (Dollars in thousands, except per share data) 2019 Noninterest expense (a) $ 425,620 Less: Merger-related expenses 111,259 Less: Write-down of company-owned vacant land parcels 5,890 Adjusted noninterest expense $ 308,471 Less: Lease financing equipment depreciation 19,408 Less: Amortization of intangibles 4,544 Adjusted noninterest expense, efficiency ratio (b) $ 284,519 Net interest income $ 371,793 Noninterest income 94,258 Total revenue (c) $ 466,051 Noninterest income $ 94,258 Plus: Loss on transfer of legacy TCF auto loans to held-for-sale 19,264 Less: Termination of interest rate swaps 17,302 Less: Gain on sales of certain investment securities (5,869) Plus: Loan servicing rights impairment 4,520 Adjusted noninterest income $ 129,475 Net interest income $ 371,793 Plus: Net interest income FTE adjustment 2,488 Adjusted net interest income $ 374,281 Less: Lease financing equipment depreciation 19,408 Adjusted total revenue, efficiency ratio (d) $ 484,348 Efficiency ratio (a) / (c) 91.32 % Adjusted efficiency ratio (b) / (d) 58.74 21

Non-GAAP Reconciliation Computation of tangible common equity to tangible assets and tangible book value per common share: Quarter Ending Sep. 30, (Dollars in thousands, except per share data) 2019 Total equity $ 5,693,417 Less: Non-controlling interest in subsidiaries 23,313 Total TCF Financial Corporation shareholders' equity 5,670,104 Less: Preferred stock 169,302 Total common shareholders' equity (a) 5,500,802 Less: Goodwill, net 1,265,111 Less: Other intangibles, net(1) 215,910 Tangible common shareholders' equity (b) $ 4,019,781 Total assets (c) $ 45,692,511 Less: Goodwill, net 1,265,111 Less: Other intangibles, net(1) 215,910 Tangible assets (d) $ 44,211,490 Common stock shares outstanding (e) 153,571,381 Common equity to assets (a) / (c) 12.04 % Tangible common equity to tangible assets (b) / (d) 9.09 Book value per common share (a) / (e) $ 35.82 Tangible book value per common share (b) / (e) 26.18 22